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                                                             EXHIBIT 10.2

                    [FORM OF RELEASE AND COVENANT NOT TO SUE]

       TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT:

WHEREAS on January 21, 2005, Vanguard Info-Solutions Corporation, The A Consulting Team, Inc. ("TACT"), Shmuel BenTov, and Andrew Ball (among others) entered into certain agreements in contemplation of a transaction (the "Contemplated Transaction") between Vanguard Info-Solutions Corp. and TACT, among them: (i) the Share Exchange Agreement, among Vanguard Info-Solutions Corp., its stockholders named therein, and TACT (the "Share Exchange Agreement"); (ii) the Stock Purchase Agreement between Oak Finance Investments Ltd. and TACT (the "Oak-TACT Agreement"); and (iii) the Stock Purchase Agreement between Oak Finance Investments Ltd. and BenTov (the "Oak-BenTov Agreement") (collectively, "the Transaction Agreements"); and

WHEREAS, on August 4, 2005, TACT and BenTov terminated the Contemplated Transaction and the Transaction Agreements, pursuant to their respective terms, each of which provided that the Agreements could be terminated where the Contemplated Transaction had not been consummated by July 31, 2005 (Share Exchange Agreement Section 12.2(i); Oak-TACT Agreement Section 11.1(b); Oak-BenTov Agreement Section 12.1(b));

NOW, THEREFORE, in consideration of the sum of TEN DOLLARS ($10) and other good and valuable consideration, including releases received from the following parties:

         [Insert names of parties who deliver releases]

         receipt whereof is hereby acknowledged:

1. [Insert Name of Releasor] (the "RELEASORS") release and discharge the [Insert Names] (the "RELEASEES") from any and all claims, rights, obligations, demands, charges, complaints, actions, suits, causes of action, losses, damages, bonds and liabilities of any kind for damages or other relief that any one or more of the RELEASORS ever had, now has or hereafter may have against any one or more of the RELEASEES by reason of any matter, cause or thing whatsoever from the beginning of the world to and including the date of full execution of this Release and Covenant Not to Sue, whether known or unknown, suspected or unsuspected, foreseen or unforeseen, accrued or unaccrued, actual or potential, contingent or absolute, secured or unsecured, disclosed or undisclosed, hidden or concealed, direct or derivative or brought in any other capacity, whether under federal, state, common or any other law, including (without limitation) all of the claims, if any, that may have survived the termination of the Share Exchange Agreement (Section 12.5(b)), the Oak-TACT Agreement (Section 11.2), or the Oak-BenTov Agreement (Section 12.2) (the "Released Claims").

2. The RELEASORS covenant not to file or commence, or solicit or encourage or directly or indirectly cause others to file or commence, any claim, right, demand, charge, complaint, suit, cause of action, action or proceeding of any kind or nature whatsoever asserting, directly or indirectly, any of the Released Claims.



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3. Notwithstanding anything herein to the contrary, RELEASORS reserve any and all rights, claims, demands, damages, causes of action or suits, including (without limitation) those for indemnification, that RELEASORS might now have or that might subsequently accrue to them against any of the Reserved Parties (defined below) by reason of any matter or thing whatsoever from the beginning of the world to and including the date of full execution of this Release and Covenant Not to Sue, and particularly growing out of or in any way connected with, directly or indirectly, the Contemplated Transaction or the Transaction Agreements (hereinafter, "Reserved Claims").

4. No Reserved Claim, affirmative defense in connection with a claim related to the Contemplated Transaction or the Transaction Agreements or other document filed with a court in connection with a claim related to the Contemplated Transaction or the Transaction Agreements shall contain any allegation, statement, observation, or opinion that impugns or disparages any of the [insert name of applicable RELEASEES] or that accuses any of the [insert the name of the applicable RELEASEES] of engaging in any wrongful, unlawful or improper conduct.

5. "Reserved Parties" shall mean the following individuals and entities, except and excluding in all respects [insert name of applicable RELEASEE], notwithstanding anything below to the contrary:

         [Insert Names of Reserved Parties]

6. The RELEASORS waive their rights, to the extent permitted by law, to any benefits of the provision of section 1542 of the California Civil Code or any other similar state law, federal law, principle of common law, or any other law, which may have the effect of limiting the releases set forth above. Section 1542 of the California Civil Code provides:

         A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

7. This Release and Covenant Not to Sue may not be changed orally, and shall be governed by and construed under the laws of the State of New York without resort to its conflict of laws principles.

8. This Release and Covenant Not to Sue may be executed with original or facsimile signatures in one or more counterparts, each of which will be deemed to be an original copy of this Release and Covenant Not to Sue and all of which, when taken together, will be deemed to constitute one-and-the-same document.

           [THE REST OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]


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     IN WITNESS WHEREOF, the RELEASORS have hereunto set RELEASORS' hands on the ____ day of May, 2006.



                                     [NAME OF RELEASOR]

                                     By: _________________________________
                                         Name: ___________________________
                                         Title: __________________________

STATE OF NEW YORK, COUNTY OF NEW YORK  SS.:

     On May ___, 2006, before me, the undersigned, personally came ______________________, to me known or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, who, by me duly sworn, did depose and say that deponent resides at __________________________________________, that deponent is the
__________________ of [Name of Releasor], the corporation described in, and which executed the foregoing RELEASE, and that deponent signed deponent's name pursuant to authority granted by the board of directors of the corporation.

                                     ------------------------------------------
                                     (signature and office of individual taking acknowledgment)





                                     ------------------------------------------
                                     [NAME OF RELEASOR]



STATE OF NEW YORK, COUNTY OF NEW YORK  SS.:

     On May _____, 2006, before me, the undersigned, personally appeared [NAME OF RELEASOR], personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same.

                                     -------------------------------------------
                                     (signature and office of individual taking acknowledgment)